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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and to the incorporation by reference in this Registration Statement (Form N-1A)(Post-Effective Amendment No. 18 to File No. 333-38801; Amendment No. 18 to File No. 811-08457) of Delaware Group Foundation Funds of our reports dated November 7, 2003, included in the 2003 Annual Reports to shareholders.

                                                               Ernst & Young LLP
                                                               -----------------
                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
November 24, 2003


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                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Foundation Funds

We have audited the accompanying statements of net assets of Delaware Growth Allocation Portfolio, Delaware Balanced Allocation Portfolio and Delaware Income Allocation Portfolio (the "Portfolios") (each a series of Delaware Group Foundation Funds) as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2003, by correspondence with the transfer agent of the Underlying Funds and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Portfolios at September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
                                                               -----------------
                                                               Ernst & Young LLP
Philadelphia, Pennsylvania
November 7, 2003


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                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Foundation Funds  - Delaware S&P 500 Index Fund

We have audited the accompanying statement of net assets of Delaware S&P 500 Index Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware S&P 500 Index Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP
                                                               -----------------
                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
November 7, 2003